UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2006

ICT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-20807	23-2458937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Brandywine Boulevard Newtown, Pennsylvania	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 685-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 7.01. Regulation FD Disclosure.

On December 1, 2006, ICT Group, Inc. (the “Company”) issued a press release announcing that it had acquired Proyectar Connect S.A. (“Proyectar”), an Argentina-based customer management services company with headquarters in Buenos Aires. A copy of the press release is furnished herewith as Exhibit 99 and incorporated herein by reference.

The Company anticipates that Proyectar will generate approximately US $10,000,000 in revenue for calendar 2007 and will generate net income that will be modestly accretive to the Company’s earnings per share for 2007. The Company anticipates that Proyectar will contribute less than $1,000,000 in revenue to the Company’s fourth quarter of 2006 and that anticipated costs and expenses associated with the transaction may result in a slight dilution of the Company’s earnings per share for the fourth quarter of 2006.

The statements concerning anticipated revenues, earnings, costs and expenses associated with the Proyectar transaction set forth above are forward-looking statements that involve assumptions and are subject to substantial risks and uncertainties. These forward-looking statements speak only as of the date the statement is made and the Company assumes no obligation to update any such forward-looking statements. For such statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual events or results of operations and the financial condition of the Company may differ materially from those discussed in the forward-looking statements as a result of various factors, including without limitation, those discussed in ICT GROUP’s annual report on Form 10-K for the year ended December 31, 2005, and other documents, such as reports on Form 8-K and reports on Form 10-Q filed by ICT GROUP with the Securities and Exchange Commission. Although ICT GROUP believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct and the Company undertakes no obligation to update such expectations.

Important factors that could cause actual results to differ materially from the Company’s expectations, or that could materially and adversely affect the Company’s financial condition, may include, but are not limited to, the following, many of which are outside the Company’s control: the Company’s ability to integrate the Proyectar business in a timely and cost – effective manner; customer demand for the products or services of the Company’s clients; the client’s budgets and plans and other conditions affecting the client’s industry; interest and foreign currency exchange rates (including the effectiveness of strategies to manage fluctuations in these rates); a client invoking cancellation or similar provisions of the client contract, demand for labor and the resulting impact on labor rates paid by the Company; unanticipated labor difficulties; unanticipated contract or technical difficulties; industry and government regulation affecting the Company or its clients; reliance on telecommunications and computer technology; general and local economic conditions; and competitive pressures in the Company’s industry.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is being furnished with this report

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title
99	Press Release dated December 1, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICT GROUP, INC.

By:	/s/ Jeffrey C. Moore
Jeffrey C. Moore
Senior Vice President and General Counsel

Dated: December 4, 2006

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
99	Press Release dated December 1, 2006.

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